SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

POLONIA BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-52267	To be applied for
State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006

(Address of principal executive offices) (Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On January 11, 2007, Polonia Bancorp (the “Company”), and its wholly owned subsidiary, Polonia Bank (the Bank”), each executed three-year employment agreements with Anthony J. Szuszczewicz, Chairman, President and Chief Executive Officer of the Company and the Bank, Paul D. Rutkowski, Chief Financial Officer and Treasurer of the Company and the Bank and Kenneth J. Maliszewski, Senior Vice President of the Company and the Bank. The material terms of employment agreements were previously disclosed in the Company’s Registration Statement on Form SB-2 (File No. 333-135643) (the “Registration Statement”) and forms of the employment agreements for the Bank and the Company were filed as Exhibits 10.3 and 10.4 to the Registration Statement, respectively.

Also on January 11, 2007, the Bank’s employee severance compensation plan became effective and the Bank established a new supplemental executive retirement plan (“SERP”). The Bank designated Mr. Szuszczewicz as an initial participant in the SERP. The material terms of the employee severance compensation plan and SERP were previously disclosed in the Registration Statement and forms of the plan and SERP were filed as Exhibits 10.5 and 10.7 to the Registration Statement, respectively.

Item 3.02	Unregistered Sales of Equity Securities

On January 11, 2007, the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed Polonia MHC (the “MHC”) as a federally chartered mutual holding company and the Company issued 1,818,437 shares of unregistered common stock, or 55% of the Company’s outstanding shares of common stock, to the MHC. The Company received from the MHC 100 shares of the Bank’s common stock, representing 100% of the Bank’s outstanding common stock, par value $1.00 per share, in exchange for the common stock of the Company. The shares issued to the MHC were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

On January 11, 2007, the Company announced that the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed the MHC as a federally chartered mutual holding company. A total of 1,487,813 shares of common stock, representing 45% of the Company’s outstanding shares of common stock, were sold in the offering at the price of $10.00 per share. In addition, 1,818,437 shares, representing 55% of the Company’s outstanding shares of common stock, were issued to the MHC. For more information, reference is made to the Company’s press release dated January 11, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated January 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2007	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Treasurer